SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 10, 2001

779033
(Commission File Number)

Condor Systems, Inc.

(Exact name of co-registrant as specified in its charter)

California	94-2623793
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

CEI Systems, Inc.

(Exact name of co-registrant as specified in its charter)

Delaware	77-0466448
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2133 Samaritan Drive
San Jose, CA 95124

(Address of principal executive offices, with zip code)

(408) 371-9580

(Co-Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Exhibit Index located on page 4.

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 9. Regulation FD Disclosure.

     Condor Systems, Inc. (the “Company”) has recently entered into an Extension Agreement by and among the Company, CEI Systems, Inc., a California corporation, as Guarantor, the entities listed on the signature page thereto as Lenders, Antares Capital Corporation, as documentation agent, and Bank of America, N.A., as Administrative Agent (“Extension Agreement”). The Extension Agreement, subject to certain conditions, extends the Company’s current waivers of its covenant defaults under its revolving credit facility to August 31, 2001. The Extension Agreement is filed as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDOR SYSTEMS, INC.

By:	/s/ Frederic B. Basset

Frederic B. Basset, Secretary and Chief Financial Officer

Dated:  August 27, 2001

EXHIBIT INDEX

Number	Description

Exhibit 99.1	Extension Agreement, dated August 10, 2001, and executed August 20, 2001, by and among Condor Systems, Inc., CEI Systems, Inc., a California corporation, as Guarantor, the entities listed on the signature page thereto as Lenders, Antares Capital Corporation, as documentation agent, and Bank of America, N.A., as Administrative Agent.

4